BRIDGEWAY FUNDS, INC.

Omni Small-Cap Value Fund
Omni Tax-Managed Small-Cap Value Fund

Supplement dated December 30, 2019
to the Prospectus dated October 31, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund

Effective immediately, the Prospectus is amended as follows:

1.	The following paragraph is added to the section “Management of the Funds” after the Expense Limitation table and footnotes on page 16:

Effective January 1, 2020 (the “Effective Date”), the Adviser will voluntarily waive fees and/or pay Fund expenses in an additional amount such that the net fiscal year expense ratio for each of the Funds (management fees and other expenses less the contractual waiver and voluntary waiver) does not exceed 0.47%.  Total expenses are the expenses accrued daily by the accounting agent and exclude trading costs (e.g., commissions and other trading costs), as well as Acquired Fund Fees and Expenses.  For the fiscal year ending June 30, 2020, the 0.47% voluntary expense cap will be applied from the Effective Date through June 30, 2020 and not for the entire fiscal year.  This voluntary expense cap may be changed or eliminated at any time by the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OMNISUP1219